Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shift Technologies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, George Arison, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 16, 2020	By:	/s/ George Arison
George Arison
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date: November 16, 2020	By:	/s/ Toby Russell
Toby Russell
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Date: November 16, 2020	By:	/s/ Cindy Hanford
Cindy Hanford
Chief Financial Officer
(Principal Financial Officer)